Exhibit 99.1

Dave & Buster’s Strengthens Executive Leadership Team
to Support Growth, Operational Excellence and Innovation

DALLAS, August 24, 2026 (GLOBE NEWSWIRE) -- Dave & Buster's Entertainment, Inc. (NASDAQ: PLAY) (“Dave & Buster's” or “the Company”), an owner, operator, and franchisor of entertainment and dining venues, today announced a series of executive leadership appointments and promotions designed to strengthen the company's capabilities across operations, marketing, strategy, finance, revenue management, technology, and governance.

In addition to the recent announcement of the appointment of Darin Harper as Chief Executive Officer, the Company is pleased to announce additional recent hires and promotions. Amanda Busby joined the Company this month as Chief Operations Officer, coming with decades of experience at SSP America and Red Robin. Additionally, the Company recently promoted Rachel Morgan to serve as Chief Legal and Administrative Officer & Corporate Secretary, expanding her responsibilities to include oversight of both the legal and human resources organizations. The Company also promoted Aldo Rosales to Chief Strategy & Revenue Management Officer.

These new hires and promotions join other recent executive team additions including Jeremy Tucker as Chief Marketing Officer, Kevin Fish as Chief Technology and Digital Officer, and Derek Sample as Chief Accounting Officer.

Collectively, these leaders bring decades of experience across some of the world's most respected consumer, hospitality, entertainment, restaurant, media, and technology organizations.

“We believe Dave & Buster's and Main Event have exciting and significant near-term opportunities ahead of us,” said Darin Harper, Chief Executive Officer. “Realizing that potential requires exceptional talent, strong execution, and leaders who share a commitment to serving our guests, developing our team members, and delivering long-term value for our shareholders. Amanda, Jeremy, Aldo, Kevin, Rachel, and Derek, each bring capabilities that directly support our strategic priorities. Together, they strengthen our ability to elevate operations, build our brands, drive sustainable revenue growth, accelerate digital innovation, and maintain the strong governance and discipline necessary to support long-term success and drive shareholder value. What excites me most beyond any individual appointment is the strength of the team we're building together. I am excited about what we will accomplish together as we continue shaping the future of our company.”

“On behalf of the entire Board, we are extremely excited about these enhancements to the leadership team,” said James Chambers, Chair of the Board. “We have high confidence in the direction of this business and its Back-to-Basics strategy, and we believe there is a significant amount of value to be created at this Company. This leadership team is the right one to capitalize on this opportunity, and the Board looks forward to working closely with them to drive same store sales and EBITDA growth, significant cash flow generation, and meaningful increases in shareholder value.”

About Amanda Busby

Appointed Chief Operations Officer

Amanda brings more than 30 years of leadership experience across the restaurant, hospitality, and entertainment industries and has built a reputation for delivering strong business results through operational excellence, revenue growth, organizational development, and disciplined execution.

Prior to joining Dave & Buster's, Amanda served as Chief Operations Officer of SSP America, where she led operations for a billion-dollar business consisting of more than 450 restaurants representing over 300 brands across nearly 60 airports throughout North America. She later served as President, Operations Excellence, adding oversight of marketing, culinary and training to her existing operations role, and led an integrated organization that included Commercial & Marketing, Culinary, Training, and Operations Excellence.

Before SSP America, Amanda spent 19 years with Red Robin, advancing from Training General Manager through progressively broader leadership roles before ultimately serving as Vice President of Operations, overseeing 230 restaurants across one of the industry's leading casual dining brands.

Amanda is widely recognized for her people-first leadership style and her belief that exceptional performance is achieved through trust, accountability, clear expectations, and continuous development. She will play a key role in strengthening operational execution, supporting field teams, and elevating the guest experience across the Dave & Buster's system.

About Jeremy Tucker

Appointed Chief Marketing Officer

Jeremy has led innovative marketing initiatives at globally recognized organizations including Doritos, The Walt Disney Company, Spin Master, Planet Fitness, and AutoNation. His accomplishments include helping pioneer Doritos' groundbreaking "Crash the Super Bowl" campaign and launching one of the brand’s earliest gaming integrations, helping establish new standards for consumer engagement and brand participation.

Most recently, Jeremy served as Chief Marketing Officer at AutoNation, where he led marketing strategy, creative, media, digital marketing, customer experience, and brand development across more than 300 locations nationwide. He previously served as Chief Marketing Officer of Planet Fitness, helping strengthen the brand's relationship with members and communities during a transformative period for the industry.

About Aldo Rosales

Promoted to Chief Strategy & Revenue Management Officer

In this newly expanded role, Aldo will lead the dual mission of developing the company's long-term growth roadmap while designing and implementing pricing and promotional initiatives that drive immediate revenue growth and performance improvement.

Previously, Aldo was Global Head of Strategy & Operations at QuantumBlack, AI by McKinsey, and an Associate Partner at McKinsey & Co.

About Kevin Fish

Appointed Chief Technology & Digital Officer

Kevin brings more than 25 years of experience leading technology organizations and large-scale digital transformation initiatives across the restaurant, retail, and professional services industries. Prior to joining the company, Kevin held senior leadership positions with organizations including Wingstop, Pizza Hut, FedEx Office, Ernst & Young, and Capgemini. Throughout his career, he has developed deep expertise across digital product development, e-commerce, guest-facing technology, marketing technology, enterprise systems, and delivery platform integrations.

About Rachel Morgan

Appointed Chief Legal & Administrative Officer & Corporate Secretary

Rachel brings more than 25 years of executive leadership experience overseeing legal, governance, compliance, risk management, and human resources functions for large, complex public companies.

Most recently, she served as Executive Vice President, General Counsel, and Corporate Secretary of Nexstar Media Group, where she led both the Legal and Human Resources organizations and advised executive leadership and the Board of Directors on matters including corporate governance, executive compensation, enterprise risk, regulatory strategy, and organizational culture.

Throughout her career, Rachel has successfully navigated significant legal and business challenges involving labor and employment matters, litigation management, regulatory affairs, mergers and acquisitions, compliance programs, and enterprise risk management. Her ability to combine legal expertise with practical business judgment has made her a trusted advisor to management teams and boards alike.

About Derek Sample

Appointed Chief Accounting Officer

Derek brings nearly 20 years of finance and accounting leadership experience across the leisure and hospitality, aviation, energy, and professional services industries, with a focus on people, processes, and technology to strengthen financial operations, improve scalability, and support organizational transformation.

Most recently, he served as Chief Accounting Officer of Six Flags Entertainment Corporation and led the business transformation organization established following the merger of Six Flags and Cedar Fair. In that role, he oversaw post-merger integration efforts and enterprise-wide technology modernization initiatives designed to simplify processes, improve financial visibility, and support long-term growth. He began his career with KPMG.

About Dave & Buster’s Entertainment, Inc.

Founded in 1982 and headquartered in Coppell, Texas, Dave & Buster's Entertainment, Inc. is the owner and operator of 250 stores in North America that offer premier entertainment and dining experiences to guests through two distinct brands: Dave & Buster’s and Main Event. The Company has 184 Dave & Buster’s branded stores in 43 states, Puerto Rico, and Canada and offers guests the opportunity to “Eat Drink Play and Watch” all in one location. Each store offers a full menu of entrées and appetizers, a complete selection of alcoholic and non-alcoholic beverages, and an extensive assortment of entertainment attractions centered around playing games and watching live sports and other televised events. The Company also operates 66 Main Event branded stores in 24 states across the country, and offers state-of-the-art bowling, laser tag, hundreds of arcade games and virtual reality, making it the perfect place for families to connect and make memories. Internationally, the Company is in early-stage growth as a franchisor of its brands with six Dave & Buster’s franchise stores currently open. For more information about each brand, visit daveandbusters.com and mainevent.com.

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